Notes to unaudited pro forma consolidated balance sheet	12 Months Ended
Dec. 31, 2025
HMH Holding Inc. [Member] | Pro Forma [Member]
Unaudited Pro Forma Consolidated Balance Sheet [Line Items]
Notes to unaudited pro forma consolidated balance sheet
2. Notes to unaudited pro forma consolidated balance sheet
Transaction accounting adjustments include the following adjustments related to the unaudited pro forma consolidated balance sheet as of December 31, 2025, as follows:

(a)	HMH B.V. incurred $21.3 million of legal, accounting and other direct costs associated with the Offering, which are recorded in “Prepaid expenses and other current assets” in the consolidated balance sheet. Upon completion of the Offering, these costs will be offset against the proceeds and recorded as a reduction of additional paid-in capital.

(b)	As a result of the Corporate Reorganization and the Transactions (assuming the underwriters do not exercise their option to purchase additional shares of Class A common stock and prior to giving effect to the 902,504 shares of Class A common stock issuable upon consummation of this offering pursuant to LTI Awards that will vest in connection with this offering), the Company will own approximately 24.4% of the economic interest in HMH B.V. and will control the management of HMH B.V. Immediately following the completion of the Corporate Reorganization, the ownership percentage held by the Company and by non-controlling interests will be approximately 24.4% and 75.6%, respectively.
Represents an adjustment to equity reflecting (i) the par value for Class A common stock and the Company’s Class B common stock, par value $0.01 per share (“Class B common stock”), (ii) $528.1 million of non-controlling interests related to the 75.6% economic interest held by the Principal Stockholders and (iii) reclassification of HMH B.V.’s interest of $528.4 million to additional paid-in capital.

(c)	In connection with the closing of the Offering, we will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with the Principal Stockholders that provides for the payment by us to the Principal Stockholders of 85% of the realized benefits, if any, as a result of increases in our share of existing tax basis and adjustments to the tax basis of the assets of HMH B.V. as a result of sales or exchanges of B.V. Non-Voting Shares (as defined elsewhere in this prospectus), and our utilization of certain tax attributes related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. For a complete description of the Tax Receivable Agreement, see the section entitled “Certain relationships and related party transactions—Tax Receivable Agreement” included elsewhere in this prospectus. The Tax Receivable Agreement will be accounted for as a contingent liability, with amounts accrued when considered probable and reasonably estimable. The following are the Tax Receivable Agreement adjustments:

a.	We estimate that we will not realize the benefit represented by the deferred tax assets, based on an analysis of expected future earnings, and will reduce deferred tax assets with a full valuation allowance;

b.	We will record a $3.4 million liability under the Tax Receivable Agreement (or $5.5 million if the underwriters exercise in full their option to purchase additional shares of Class A common stock and after giving effect to the application of the net proceeds therefrom) based on our estimate of the aggregate amount that we will pay to the Principal Stockholders under the Tax Receivable Agreement as a result of the Transactions; and

c.	We will record an adjustment to decrease additional
paid-in
capital of $3.4 million, t
o
reflect the increa
s
e in the Tax Receivable Agreement liability payable to the Principal Stockholders as a result of the Offering Transactions, with no deferred tax asset recognized.
Due to the uncertainty as to the amount and timing of future exchanges of B.V.
Non-Voting
Shares (together with an equal number of shares of Class B common stock) by the Principal Stockholders and as to the price per share of our Class A common stock at the time of any such exchanges, the unaudited pro forma consolidated financial information does not assume that exchanges have occurred. Therefore, no increases in tax basis in the Company’s assets or other tax benefits that may be realized as a result of any such future exchanges have been reflected in the unaudited pro forma consolidated financial information.
However, if all of the Principal Stockholders were to exchange their B.V.
Non-Voting
Shares (together with an equal number of shares of Class B common stock) for shares of Class A common stock immediately following the completion of the Offering, we would recognize an incremental deferred tax asset of approximately $42.9 million and a non-current
liability of approximately $33.0 million based on the Company’s estimate of the aggregate amount that it will pay under the Tax Receivable Agreement as a result of such future exchanges, utilizing various assumptions set forth in the Tax Receivable Agreement, including without limitation the following: (i) a price of $20.00 per share; (ii) a constant combined federal and state corporate tax rate of 25%; (iii) we will have sufficient taxable income to fully utilize the tax benefits; and (iv) no material changes in tax law. These amounts are estimates and have been prepared for informational purposes only. The actual amount of deferred tax assets and related non-current
liabilities that we will recognize as a result of any such future exchanges will differ based on, among other things: (i) the amount and timing of future exchanges of B.V.
Non-Voting
Shares (together with an equal number of shares of Class B common stock) by the Principal Stockholders, and the extent to which such exchanges are taxable; (ii) the price per share of our Class A common stock at the time of the exchanges; (iii) the amount and timing of future income against which to offset the tax benefits; and (iv) the tax rates then in effect.
There is a reasonable possibility that, within the next 12 months, future developments could cause us to change our conclusions regarding the valuation allowance and/or the Tax Receivable Agreement liability that has been recognized. Any such change could result in an income tax benefit in the period in which the valuation allowance is released and/or an increase in pre-tax income in the period in which the Tax Receivable Agreement liability is released.

(d)	Represents (i) the net proceeds of approximately $193.8 million based on an initial public offering price of $20.00 per share after deducting assumed underwriting discounts and commissions and other estimated offering expenses (or $223.4 million if the underwriters exercise in full their option to purchase additional shares of Class A common stock), (ii) the related use of $146.6 million of the proceeds to repay all outstanding indebtedness under the Shareholder Loans and (iii) an incremental $9.5 million of proceeds estimated to be received (via offset against repayment of the Shareholder Loans) from the Shareholder Notes (as defined elsewhere in this prospectus).

(e)
Reflects an adjustment to retained earnings of $21.2 million for share-based compensation expense that will be recognized upon completion of the Offering related to historical share awards issued by HMH B.V. to management and certain employees, which will vest when certain performance objectives are achieved.

All of the awards are contingent on a liquidity event, which is defined as an initial public offering or a change of control of the Company.